ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated February 3, 2012,
 to the Prospectus dated May 1, 2011 and supplemented August 1, 2011

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.
Effective February 25, 2012, Federated Global Investment Management Corp. replaces Franklin Advisory Services, LLC as the subadviser to the AZL®  Franklin Small Cap Value Fund. In addition, the following name change is effective February 25, 2012.

Name effective February 25, 2012	Previous Name
AZL® Federated Clover Small Value Fund	AZL® Franklin Small Cap Value Fund
All references to Franklin Advisory Services, LLC as subadviser to the AZL Franklin Small Cap Value Fund are deleted and replaced with Federated Global Investment Management Corp. as subadvisor to the AZL Federated Clover Small Value Fund.  All references to AZL Franklin Small Cap Value Fund are deleted and replaced with AZL Federated Clover Small Value Fund.

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The Investment Objective, on page 26, is replaced with the following:

The Fund seeks capital appreciation.

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The section Principal Investment Strategies of the Fund, beginning on page 26, is deleted and replaced with the following:

Principal Investment Strategies of the Fund

The Fund primarily invests in common stocks and other equity securities of U.S. companies with small market capitalizations. The Fund seeks to achieve its investment objective by investing in common stocks and other equity securities of U.S. companies with small market capitalizations that the subadviser believes are undervalued relative to the market or their historic valuations.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments of small capitalization companies, which for this purpose are companies with market capitalizations (the total market value of a company’s outstanding stock) at the time of purchase included in the Russell 2000 Index.

The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the subadviser will seek to identify companies whose stock is out-of-favor with investors. In searching for undervalued companies in which to invest, the subadviser seeks companies with the fundamental strength to capitalize on change agents, such as internal changes (e.g., management changes, restructuring or merger and acquisition activity or sales mix shifts), external changes (e.g., regulatory changes, marketplace shifts or technological advances) or companies with deep seated advantages (e.g., captive customers, pricing power, patents or strong brand names) that are undergoing short-term challenges. The subadviser generally will consider selling a security when its price target for the security has been achieved, its investment thesis has been invalidated or if it finds a more compelling investment alternative.

Under normal market conditions, the Fund invests its assets in a diversified portfolio of equity securities which may include common stocks, preferred stocks which are convertible into common stock, and American depository receipts (ADRs) and other domestically traded securities of foreign issuers which may constitute up to 20% of the Fund’s assets. The Fund may also invest in debt securities convertible into common stocks, may invest up to 5% of its net assets in warrants and rights to purchase common stocks and up to 20% of its net assets in equity interests issued by real estate investment trusts (REITs). The Fund also may invest in money market funds, exchange-traded funds and repurchase agreements.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s). The Fund also may use derivative contracts in an attempt to obtain premiums from the sale of derivative contract, realize gains from trading a derivative contract, and hedge against potential losses.

AZLPRO-002-0511    p.  1

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The section Principal Risks of Investing in the Fund, beginning on page 27, is deleted and replaced with the following:

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Value Stocks Risk Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Industry Sector Risk Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.

•
Leveraging Risk The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
ETF and Investment Company Risk Investing in an exchange-traded fund (ETF) or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

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In the Management section, on page 28, the disclosure regarding the subadviser and the portfolio managers is deleted and replaced with the following:

Federated Global Investment Management Corp., operating primarily through its Federated Clover Investment Advisors division, serves as the subadviser to the Fund.

The Fund’s portfolio managers, since February 2012, are Stephen K. Gutch, Senior Portfolio Manager, and Lawrence R. Creatura, Portfolio Manager.

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The following information concerning Federated Global Investment Management Corp. is added to “The Subadvisers of the Funds” table, beginning on page 112, and the entry for Franklin Advisory Services, LLC, on page 114, is deleted.

AZLPRO-002-0511    p. 2

Federated Global Investment Management Corp. (“Federated”) manages the Fund primarily through Federated Clover Investment Advisors, a division of Federated. Federated manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated. The fee for these services provided by FASC is paid by Federated and not by the Fund.
Federated, and other subsidiaries of Federated Investors, Inc., advise approximately 134 equity, fixed-income and money market mutual funds as well as a variety of other customized separately managed accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $369.7 billion in assets as of December 31, 2011.  Federated Investors, Inc. was established in 1955 and is one of the largest investment managers in the United States with approximately 1,352 employees.  Federated Investors, Inc. provides investment products to approximately 4,700 investment professionals and institutions.
The subadviser, Federated, advises approximately 19 equity mutual funds (including subadvised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $7.6 billion in assets as of December 31, 2011.
The address of Federated is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and FASC are subsidiaries of Federated Investors, Inc.

AZL Federated Clover Small Value Fund
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The entry concerning AZL Franklin Small Cap Value Fund, in the Portfolio Managers of the Funds section on page 117, is deleted and replaced with the following:

AZL Federated Clover Small Value Fund

Stephen Gutch and Lawrence Creatura have been the portfolio managers of the Fund since February 2012.

Stephen Gutch is vice president of the Fund’s subadviser. Mr. Gutch conducts investment research in the Financial Services sector and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated Investors, Inc., Mr. Gutch was employed with Clover Capital Management, Inc. (“Clover”) where he served as Director of Research, overseeing the firm’s portfolio management effort, and co-manager of Clover’s small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, Mr. Gutch managed the financial services portfolio at Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch earned a B.A. in Economics from the University of Rochester and an M.B.A. from the William E. Simon Graduate School of Business Administration, also at the University of Rochester. Mr. Gutch has received the Chartered Financial Analyst designation.

Lawrence Creatura is vice president of the Fund’s subadviser. Mr. Creatura conducts equity research in the Consumer Discretionary, Consumer Staples and Technology sectors and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated Investors, Inc., Mr. Creatura was employed with Clover where he co-managed the small-cap value and small-mid-cap value investment strategies. Prior to joining Clover in 1994, Mr. Creatura worked in laser research and development for industrial and medical applications. He received a B.S. from the University of Rochester, Institute of Optics and earned his M.B.A. in Finance and International Management, also from the University of Rochester. Mr. Creatura has received the Chartered Financial Analyst designation.

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The following information concerning Federated Global Investment Management Corp. is added to the Legal Proceedings section, beginning on page 125:

AZLPRO-002-0511   p. 3.

Federated Global Investment Management Corp.

To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

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2.
Effective February 25, 2012, OppenheimerFunds, Inc. replaces Turner Investment Partners, Inc. as the subadviser to the AZL®  Turner Quantitative Small Cap Growth Fund. In addition, the following name change is effective February 25, 2012.

Name effective February 25, 2012	Previous Name
AZL® Oppenheimer Discovery Fund	AZL® Turner Quantitative Small Cap Growth Fund
All references to Turner Investment Partners, Inc. as subadviser to the AZL Turner Quantitative Small Cap Growth Fund are deleted and replaced with OppenheimerFunds, Inc. as subadviser to the AZL Oppenheimer Discovery Fund. All references to AZL Turner Quantitative Small Cap Growth Fund are deleted and replaced with AZL Oppenheimer Discovery Fund.

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The Investment Objective, on page 86, is replaced with the following:

The Fund seeks capital appreciation.

*   *   *   *   *

The section Principal Investment Strategies of the Fund, on page 86, is deleted and replaced with the following:

Principal Investment Strategies of the Fund

The Fund mainly invests in common stocks of U.S. companies that the subadviser believes have favorable growth prospects. The Fund emphasizes stocks of small−capitalization (or "small−cap") companies, which generally will have a market capitalization of less than $3 billion when the Fund buys them. The Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over−the−counter.

The subadviser looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The subadviser also evaluates research on particular industries, market trends and general economic conditions.

The subadviser currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the subadviser believes are sustainable growth rates. These criteria can vary.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies with small market capitalizations. Small capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of the market capitalizations of companies included in the Russell 2000 Growth Index.

*   *   *   *   *

The section Principal Risks of Investing in the Fund, on page 87, is deleted and replaced with the following:

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

AZLPRO-002-0511    p.  4

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Industry Sector Risk Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.

•
Capitalization Risk Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Growth Stocks Risk Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

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In the Management section, on page 88, the disclosure regarding the subadviser and the portfolio managers is deleted and replaced with the following:

OppenheimerFunds, Inc. serves as the subadviser to the Fund.

The Fund’s portfolio manager, since February 2012, is Ronald J. Zibelli, Vice President.

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The following information concerning OppenheimerFunds, Inc. is added to “The Subadvisers of the Funds” table, beginning on page 112, and the entry for Turner Investment Partners, Inc., on page 115, is deleted.

OppenheimerFunds, Inc. (“Oppenheimer”) has been an investment adviser since 1960. Oppenheimer manages open-end mutual funds, and is the parent company of several other companies that provide investment advisory services for institutional clients and distribution and shareholder services for other investment companies. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008.

AZL Oppenheimer Discovery Fund
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The entry concerning AZL Turner Quantitative Small Cap Growth Fund, in the Portfolio Managers of the Funds section on page 122, is deleted and replaced with the following:

AZL Oppenheimer Discovery Fund

Since February 2012, the Fund’s portfolio is managed by Ronald J. Zibelli, Jr., who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Zibelli has been a Vice President of OppenheimerFunds, Inc. since May 2006. Prior to joining OppenheimerFunds, Inc., he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two year as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. Mr. Zibelli is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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The following information concerning OppenheimerFunds, Inc. is added to the Legal Proceedings section, beginning on page 125:

OppenheimerFunds, Inc.

Since 2009, a number of lawsuits have been filed in federal and state courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), a subsidiary of OFI, and certain Oppenheimer mutual funds advised by OFI and distributed by OFDI (the “Defendant Funds”).  Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds.  The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed.

AZLPRO-002-0511    p. 5

The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.  On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund.  On September 30, 2011, the court entered orders approving the settlements as fair, reasonable and adequate.  These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.

In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against OFI and a subsidiary on behalf of the New Mexico Education Plan Trust.  These lawsuits alleged breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and sought compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.  On October 27, 2011, the parties filed a joint motion to dismiss these lawsuits with prejudice, which the court granted on October 28, 2011.

Other lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”).  Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.  None of the suits have named OFDI, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants.  None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS.  On February 28, 2011, a stipulation of partial settlement of certain putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York.  On August 19, 2011, the court entered a final judgment and order of dismissal with prejudice approving the settlement as fair, reasonable and adequate.  In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement.  On July 29, 2011, a stipulation of settlement between certain affiliates of OFI and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee.  On September 22, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate.  In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement.  The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of the OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.  Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees.  On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I.  The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously.  While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that OFI may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or OFDI to perform their respective duties, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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AZLPRO-002-0511    p. 6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated February 3, 2012,
to the Statement of Additional Information dated May 1, 2011 and supplemented August 1, 2011

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

1.
Effective February 25, 2012, Federated Global Investment Management Corp. replaces Franklin Advisory Services, LLC as the subadviser to the AZL®  Franklin Small Cap Value Fund. In addition, the following name change is effective February 25, 2012.

Name effective February 25, 2012	Previous Name
AZL® Federated Clover Small Value Fund	AZL® Franklin Small Cap Value Fund
All references to Franklin Advisory Services, LLC as subadviser to the AZL Franklin Small Cap Value Fund are deleted and replaced with Federated Global Investment Management Corp. as subadviser to the AZL Federated Clover Small Value Fund. All references to AZL Franklin Small Cap Value Fund are deleted and replaced with AZL Federated Clover Small Value Fund.

*   *   *   *   *

The list of Fund names under the Investment Strategies and Policies section, beginning on page 5, is revised as follows:

Insert:	AZL Federated Clover Small Value Fund (“Federated Clover Small Value Fund”)

Delete:           AZL Franklin Small Cap Value Fund (“Franklin Small Cap Value Fund”)

*   *   *   *   *

The Specific Non-Fundamental Investment Restrictions for AZL Franklin Small Cap Value Fund, on page 6, are deleted.

*   *   *   *   *

In the table of Subadvisory Fee Rates for the Funds, beginning on page 49, the entry for Franklin Small Cap Value Fund is deleted and replaced with the following:

Federated Clover Small Value Fund	First $100 million	Next $100 million	Thereafter

0.55%	0.50%	0.45%

*   *   *   *   *

The information concerning Franklin Advisory Services, LLC, on page 54, is deleted and replaced with the following:

Federated Global Investment Management Corp. (“Federated”) manages the Fund primarily through Federated Clover Investment Advisors, a division of Federated. Federated manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated pursuant to a services agreement between FASC and Federated. The fee for these services provided by FASC is paid by Federated and not by the Fund.
The subadviser, Federated, and other subsidiaries of Federated Investors, Inc. advise approximately 134 equity, fixed-income and money market mutual funds as well as a variety of other customized separately managed accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $369.7 billion in assets as of December 31, 2011.  Federated Investors, Inc. was established in 1955 and is one of the largest investment managers in the United States with approximately 1,352 employees.  Federated Investors, Inc. provides investment products to approximately 4,700 investment professionals and institutions.
The subadviser, Federated, advises approximately 19 equity mutual funds (including subadvised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $7.6 billion in assets as of December 31, 2011.
The address of Federated is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and FASC are subsidiaries of Federated Investors, Inc.

AZLSAI-002-0511    p.1

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The entry for Franklin Small Cap Value Fund, in the table of Other Managed Accounts on page 56, is deleted and replaced with the following:

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
Federated Clover Small Value Fund	Stephen Gutch	3 / $1.3 billion	0 / $0	724 / $1.3 billion
	Lawrence Creatura	2 / $433.5 million	0 / $0	25 / $79.6 million
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In the Portfolio Manager Compensation section, beginning on page 62, the following is added:

Federated Global Investment Management Corp.

Portfolio Managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the subadviser is categorized as reflecting one of several designated “Strategies.” The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 2000 Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Messrs. Gutch and Creatura are also the portfolio managers for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups, benchmarks and IPP weightings. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, portfolio managers may receive additional consideration based on the achievement of specified revenue targets.

Potential Conflicts of Interest:  As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”).  The subadviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

*   *   *   *   *

2.
Effective February 25, 2012, OppenheimerFunds, Inc. replaces Turner Investment Partners, Inc. as the subadviser to the AZL®  Turner Quantitative Small Cap Growth Fund. In addition, the following name change is effective February 25, 2012.

Name effective February 25, 2012	Previous Name
AZL® Oppenheimer Discovery Fund	AZL® Turner Quantitative Small Cap Growth Fund
All references to Turner Investment Partners, Inc. as subadviser to the AZL Turner Quantitative Small Cap Growth Fund are deleted and replaced with OppenheimerFunds, Inc. as subadviser to the AZL Oppenheimer  Discovery Fund. All references to AZL Turner Quantitative Small Cap Growth Fund are deleted and replaced with AZL Oppenheimer Discovery Fund.

AZLSAI-002-0511    p.2

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The list of Fund names under the Investment Strategies and Policies section, beginning on page 5, is revised as follows:

Insert:	AZL Oppenheimer Discovery Fund (“Oppenheimer Discovery Fund”)

Delete:                                AZL Turner Quantitative Small Cap Growth Fund (“Turner Quantitative Small Cap Growth Fund”)

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In the table of Subadvisory Fee Rates for the Funds, beginning on page 49, the entry for Turner Quantitative Small Cap Growth Fund is deleted and replaced with the following:

Oppenheimer Discover Fund	First $250 million	Next $250 million	Thereafter

0.50%	0.45%	0.40%

*   *   *   *   *

The information concerning Turner Investment Partners, Inc., on page 55, is deleted and replaced with the following:

OppenheimerFunds, Inc. (“Oppenheimer”) has been an investment adviser since 1960. Oppenheimer manages open-end mutual funds, and is the parent company of several other companies that provide investment advisory services for institutional clients and distribution and shareholder services for other investment companies.  Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008.

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The entry for Turner Quantitative Small Cap Growth Fund, in the table of Other Managed Accounts on page 61, is deleted and replaced with the following:

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
Oppenheimer Discovery Fund	Ronald J. Zibelli	5 / $2.19 billion	1 / $20 million	0 / $0
*   *   *   *   *

In the Portfolio Manager Compensation section, the entry for Turner Investment Partners, Inc., beginning on page 78, is deleted, and the following is added:

OppenheimerFunds, Inc.

The portfolio manager is employed and compensated by OppenheimerFunds, Inc. (the “Subadviser”), not the Fund.  Under the Subadviser’s compensation program for its portfolio managers and portfolio analysts, fund performance is the most important element of compensation with at least half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Subadviser.  This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders.  The Subadviser’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of December 31, 2011, the portfolio manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Subadviser’s holding company parent, as well as restricted shares of such common stock.  Senior portfolio managers may also be eligible to participate in the Subadviser’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.  The annual discretionary bonus is determined by senior management of the Subadviser and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management.  The majority is based on one, three and five year data, with longer periods weighted more heavily.  Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus.  Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.

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The portfolio manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets.  The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the portfolio manager.  Except as described, the compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the Fund, described above.

The Lipper benchmark used with respect to the Fund is Lipper Small-Cap Growth Funds.

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